Commitments and Contingencies (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Commitments and Contingencies (Textual)
Description of Commitments agreement	REQ has completed its engagement with the Company and the Company owed $17,500 to REQ, which has since been paid.
License Fee Agreement Description		We entered into a software license agreement with Swirlds to license Hashgraph for the Coro platform. The Company is obligated to pay a first year licensing fee of $225,000 which will be due to prior to launch of the Coro product and a fee for additional nodes at $15,000 per node. In addition the Company is required to pay a 10% transaction fee for account holders on the Swirlds Customer Network. The agreement automatically renews for an additional one year and the fees may not increase more than 1%.